UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2015

The Sherwin-Williams Company

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-04851	34-0526850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 West Prospect Avenue Cleveland, Ohio		44115
(Address of Principal Executive Offices)		(Zip Code)

(216) 566-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In connection with the sale of $400,000,000 aggregate principal amount of 3.450% senior notes due 2025 and $400,000,000 aggregate principal amount of 4.550% senior notes due 2045 by The Sherwin-Williams Company (the “Company”), the Company is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-205897):

1.	Underwriting Agreement, dated as of July 28, 2015, by and among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, acting as representatives of the several underwriters named therein.

2.	Indenture, dated July 31, 2015, by and between the Company and Wells Fargo Bank, National Association as Trustee.

3.	First Supplemental Indenture, dated July 31, 2015, by and between the Company and Wells Fargo Bank, National Association as Trustee (including Form of Note).

4.	Second Supplemental Indenture, dated July 31, 2015, by and between the Company and Wells Fargo Bank, National Association, as Trustee (including Form of Note).

5.	Opinion of Jones Day.

6.	Ratio of Earnings to Fixed Charges.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of July 28, 2015, by and among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, acting as representatives of the several underwriters named therein.

4.1	Indenture, dated July 31, 2015, by and between the Company and Wells Fargo Bank, National Association as Trustee.

4.2	First Supplemental Indenture, dated July 31, 2015, by and between the Company and Wells Fargo Bank, National Association as Trustee (including Form of Note).

4.3	Second Supplemental Indenture, dated July 31, 2015, by and between the Company and Wells Fargo Bank, National Association, as Trustee (including Form of Note).

5.1	Opinion of Jones Day.

12.1	Ratio of Earnings to Fixed Charges.

23.1	Consent of Jones Day (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

July 31, 2015	By:	/s/ Catherine M. Kilbane
Catherine M. Kilbane
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of July 28, 2015, by and among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, acting as representatives of the several underwriters named therein.

4.1	Indenture, dated July 31, 2015, by and between the Company and Wells Fargo Bank, National Association as Trustee.

4.2	First Supplemental Indenture by and between the Company and Wells Fargo Bank, National Association as Trustee (including Form of Note).

4.3	Second Supplemental Indenture by and between the Company and Wells Fargo Bank, National Association, as Trustee (including Form of Note).

5.1	Opinion of Jones Day.

12.1	Ratio of Earnings to Fixed Charges.

23.1	Consent of Jones Day (included in Exhibit 5.1).

4